UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: April 30

Date of reporting period: October 31, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / OCTOBER 31, 2008

Legg Mason Partners Oregon Municipals Fund

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide Oregon investors with as high a level of dividend income exempt from regular federal income tax* and Oregon state personal income tax as is consistent with prudent investment management and preservation of capital.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Economic growth in the U.S. was mixed during the six-month reporting period ended October 31, 2008. Looking back, during the fourth quarter of 2007, U.S. gross domestic product (“GDP”)i fell 0.2%. This weakness was triggered by problems in the housing market, an ongoing credit crunch and soaring oil and food prices. The economy then expanded 0.9% and 2.8% during the first and second quarters of 2008, respectively. This rebound was due, in part, to rising exports that were buoyed by a weakening U.S. dollar, and solid consumer spending, which was aided by the government’s tax rebate program. The dollar’s rally and the end of the rebate program, combined with other strains on the economy, then caused GDP to take a step backward in the third quarter of 2008. According to the preliminary estimate released by the U.S. Department of Commerce, third quarter 2008 GDP declined 0.5%.

The latest Bureau of Economic Research release indicates that the U.S. is currently in recession. Evidence supporting this conclusion includes a slowdown in consumer spending, with four consecutive months of declining retail sales from July through October 2008. According to the Department of Commerce, October’s 2.8% fall in retail sales is the sharpest decline since it began tracking this data in 1992. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined in each of the first 10 months of 2008. Year-to-date through October, roughly 1.2 million jobs have been shed and the unemployment rate now stands at 6.5%, its highest level since 1994.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. Beginning in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. The Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S. dollar. At its

Legg Mason Partners Oregon Municipals Fund	I

Letter from the chairman continued

meetings in June, August and September 2008, the Fed held rates steady. Then, on October 8, 2008, in a global coordination effort with six central banks around the world, interest rates were cut in an attempt to reduce the strains in the global financial markets. At that time, the Fed lowered the federal funds rate from 2.00% to 1.50%. The Fed again cut rates from 1.50% to 1.00% at its regularly scheduled meeting on October 29, 2008. In conjunction with its October meeting, the Fed stated: “The pace of economic activity appears to have slowed markedly, owing importantly to a decline in consumer expenditures. … Moreover, the intensification of financial market turmoil is likely to exert additional restraint on spending, partly by further reducing the ability of households and businesses to obtain credit.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, prior to the beginning of the reporting period, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September. In addition, on October 3, 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by President Bush. As part of TARP, the Treasury had planned to make a $250 billion capital injection into some of the nation’s largest banks. However, in November 2008 (after the reporting period ended), Treasury Secretary Paulson said the Treasury no longer intended to use TARP to purchase bad loans and other troubled financial assets.

During the six-month reporting period ended October 31, 2008, both short- and long-term Treasury yields experienced periods of extreme volatility. Earlier in the year, investors were focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” at which times Treasury yields moved lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of the reporting period, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and

II	Legg Mason Partners Oregon Municipals Fund

high-grade municipal bonds. At one point in September, the yield available from the three-month Treasury bill fell to 0.04%, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the six months ended October 31, 2008, two-year Treasury yields fell from 2.29% to 1.56%. Over the same time frame, 10-year Treasury yields moved from 3.77% to 4.01%.

The municipal bond market underperformed its taxable bond counterpart over the six months ended October 31, 2008. Over that period, the Barclays Capital Municipal Bond Indexiv and the Barclays Capital U.S. Aggregate Indexv returned -4.70% and -3.63%, respectively. Even though municipal securities typically hold up fairly well during periods of market volatility, the aforementioned “flight to quality” into Treasuries negatively impacted the tax-free bond market.

Performance review

For the six months ended October 31, 2008, Class A shares of Legg Mason Partners Oregon Municipals Fund, excluding sales charges, returned -5.67%. The Fund’s unmanaged benchmark, the Barclays Capital Oregon Municipal Bond Indexvi, returned -2.94% over the same time frame. The Lipper Other States Municipal Debt Funds Category Average1 returned -6.59% for the same period.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended October 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 151 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Oregon Municipals Fund	III

Letter from the chairman continued

PERFORMANCE SNAPSHOT as of October 31, 2008 (excluding sales charges) (unaudited)
6 MONTHS (not annualized)
Oregon Municipals Fund — Class A Shares	-5.67%
Barclays Capital Oregon Municipal Bond Index	-2.94%
Lipper Other States Municipal Debt Funds Category Average[1]	-6.59%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned -6.03%, Class C shares returned -5.98% and Class I shares returned -5.63% over the six months ended October 31, 2008. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
The 30-Day SEC Yields for the period ended October 31, 2008 for Class A, B, C and I shares were 4.36%, 3.89%, 3.89% and 4.04%, respectively. Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class A, B, C and I shares would have been 4.21%, 3.74%, 3.74% and 3.89%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated August 8, 2008, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 0.92%, 1.58%, 1.47% and 0.60%, respectively.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy during the remainder of the year and into 2009 as well.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended October 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 151 funds in the Fund’s Lipper category, and excluding sales charges.

IV	Legg Mason Partners Oregon Municipals Fund

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Legg Mason Partners Oregon Municipals Fund	V

Letter from the chairman continued

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 1, 2008

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. As a non-diversified fund, the Fund can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

[v]

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays Capital (formerly Lehman Brothers) Oregon Municipal Bond Index is a market value weighted index of Oregon investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one year or more.

VI	Legg Mason Partners Oregon Municipals Fund

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — October 31, 2008

Legg Mason Partners Oregon Municipals Fund 2008 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2008 and held for the six months ended October 31, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	(5.67)%	$1,000.00	$943.30	0.65%	$3.18
Class B	(6.03)	1,000.00	939.70	1.31	6.40
Class C	(5.98)	1,000.00	940.20	1.21	5.92
Class I	(5.63)	1,000.00	943.70	0.59	2.89

[1]	For the six months ended October 31, 2008.

[2]

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2	Legg Mason Partners Oregon Municipals Fund 2008 Semi-Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,021.93	0.65%	$3.21
Class B	5.00	1,000.00	1,018.60	1.31	6.67
Class C	5.00	1,000.00	1,019.11	1.21	6.16
Class I	5.00	1,000.00	1,022.23	0.59	3.01

[1]	For the six months ended October 31, 2008.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Oregon Municipals Fund 2008 Semi-Annual Report	3

Schedule of investments (unaudited)

October 31, 2008

LEGG MASON PARTNERS OREGON MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

MUNICIPAL BONDS — 97.0%
	Education — 10.3%
	Oregon State Facilities Authority Revenue:
$500,000	Linfield College Project, 5.000% due 10/1/25	$391,755
510,000	Refunding, Willamette University Project, 5.000% due 10/1/16	530,568
1,210,000	Senior College in Student Housing Project A, XLCA, 5.250% due 7/1/25	1,019,461
3,545,000	University Portland Projects, 5.000% due 4/1/32	2,751,133
3,700,000	Willamette University Project, 5.000% due 10/1/27	3,393,122
1,000,000	Rogue Community College District Oregon, GO, Refunding, MBIA-School Board Guaranty, 5.000% due 6/15/25	950,300
	Total Education	9,036,339
	Electric — 3.2%
3,000,000	Puerto Rico Electric Power Authority, Power Revenue, 5.375% due 7/1/22	2,754,600
	Hospitals — 14.4%
	Clackamas County, OR, Hospital Facilities Authority Revenue:
500,000	Gross-Willamette Falls Hospital Project, Radian, 5.500% due 4/1/22	477,050
	Legacy Health System:
500,000	5.750% due 5/1/16	510,425
1,000,000	5.250% due 5/1/21	954,160
1,000,000	Williamette Falls Hospital Project, 6.000% due 4/1/19	889,560
4,300,000	Deschutes County, OR, Hospital Facilities Authority Hospital Revenue, Cascade Healthcare, AMBAC, 5.375% due 1/1/35	3,947,099
1,000,000	Hillsboro Hospital Facility Authority Revenue, Tuality Healthcare Project, Radian, 5.375% due 10/1/31	852,870
375,000	Klamath Falls, OR, Inter Community Hospital Authority Revenue, Unrefunded Balance, Merle West Medical Center, 6.250% due 9/1/31	313,080
500,000	Multnomah County Hospital Facility Authority Revenue, Providence Health Systems, 5.250% due 10/1/24	459,700
1,000,000	Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities, Ryder Memorial Hospital Project, 6.700% due 5/1/24	900,420
	Umatilla County Hospital Facility Authority Revenue, Catholic Health Initiatives:
535,000	5.750% due 12/1/20	542,490
215,000	5.500% due 3/1/22	212,583
1,000,000	5.000% due 5/1/22	919,830
2,000,000	Umatilla County, OR, Hospital Facility Authority Revenue, Catholic Health Initiatives, 5.000% due 5/1/32	1,632,840
	Total Hospitals	12,612,107

See Notes to Financial Statements.

4	Legg Mason Partners Oregon Municipals Fund 2008 Semi-Annual Report

LEGG MASON PARTNERS OREGON MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Housing — 6.0%
$260,000	MFH Revenue Bond Pass-Through Certificates Beneficial Ownership, Pacific Tower Apartments, 6.050% due 11/1/34(a)	$205,878
	Oregon State Housing & Community Services Department, Mortgage Revenue:
1,400,000	Single-Family Mortgage, 5.400% due 7/1/27(a)	1,108,436
	Single-Family Mortgage Program:
3,000,000	5.050% due 7/1/26(a)	2,370,150
205,000	5.550% due 7/1/30	169,898
500,000	Portland Housing Authority, Multi-Family Revenue, Cherry Blossom Apartments, GNMA-Collateralized, 6.100% due 12/20/26(a)	453,560
105,000	Virgin Islands HFA, Single-Family Revenue, GNMA Mortgage-Backed Securities Program, GNMA-Collateralized, 6.450% due 3/1/16(a)	98,065
1,000,000	Washington County Housing Authority, Multi-Family Revenue, Affordable Housing Pool, 6.125% due 7/1/29	811,870
	Total Housing	5,217,857
	Industrial Development — 4.2%
500,000	Oregon State Bond Bank Revenue, Economic & Community Development Department, MBIA, 5.500% due 1/1/26	506,440
3,000,000	Portland, OR, Economic Development Revenue, Broadway Housing LLC Project, 6.500% due 4/1/35	2,966,190
500,000	Puerto Rico Port Authority Revenue, Special Facilities, American Airlines Inc., 6.250% due 6/1/26(a)	225,000
	Total Industrial Development	3,697,630
	Leasing — 1.1%
1,000,000	Oregon State, Department of Administrative Services, FSA, 5.000% due 5/1/30	963,020
	Local General Obligation — 0.6%
500,000	Jefferson County GO, School District No. 509J, FGIC-School Board Guaranty, 5.250% due 6/15/16	517,570
	Other Revenue — 3.2%
500,000	Oregon State Department of Administrative Services, Lottery Revenue, FSA, 5.000% due 4/1/19	509,695
475,000	Oregon State Facilities Authority Revenue, FGIC, 5.000% due 10/1/34	400,691
1,000,000	Portland, OR, Urban Renewal & Redevelopment, AMBAC, 5.000% due 6/15/18	1,029,280
500,000	University of the Virgin Islands, Refunding & Improvement, Bonds, ACA, 6.250% due 12/1/29	409,785
500,000	Virgin Islands PFA Revenue, Senior Lien, ACA/CBI, 5.500% due 10/1/18	478,215
	Total Other Revenue	2,827,666

See Notes to Financial Statements.

Legg Mason Partners Oregon Municipals Fund 2008 Semi-Annual Report	5

Schedule of investments (unaudited) continued

October 31, 2008

LEGG MASON PARTNERS OREGON MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Pre-Refunded/Escrowed to Maturity — 27.8%
	Clackamas County GO:
$500,000	Canby School District No. 86, School Board Guaranty, 5.250% due 6/15/20(b)	$524,160
500,000	Lake Oswego School District No. 7J, MBIA, 5.000% due 6/1/26(b)	529,020
2,000,000	Clackamas County, Hospital Facilities Authority Revenue, Mary’s Woods at Marylhurst Inc., Senior Living Facilities, 6.625% due 5/15/29(b)	2,090,620
40,000	Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue, 10.250% due 7/1/09(c)	41,295
300,000	Deschutes County GO, Administrative School District No. 1, FSA-School Board Guaranty, 5.500% due 6/15/18(b)	321,816
500,000	Eugene Water Revenue, Utilities Systems, FSA, 5.875% due 8/1/30(b)	529,135
850,000	Forest Grove, Campus Improvement & Refunding Revenue, Pacific University, Radian, 6.300% due 5/1/25(b)	900,379
500,000	Jackson County GO, Central Point School District No. 6, FGIC-School Board Guaranty, 5.250% due 6/15/20(b)	524,160
	Klamath Falls, OR:
625,000	Inter Community Hospital Authority Revenue, Merle West Medical Center, 6.250% due 9/1/31(b)	698,094
1,000,000	Wastewater Revenue, AMBAC, 5.500% due 6/1/25(b)	1,051,820
2,000,000	Lane County GO, Eugene School District No. 4J, FSA, 5.000% due 7/1/17(b)	2,128,880
300,000	Lebanon Urban Renewal Agency, 5.500% due 6/1/14(b)	306,633
	Multnomah County:
600,000	Educational Facilities Revenue, University of Portland Project, 6.000% due 4/1/25(b)	631,116
500,000	GO, Reynolds School District No. 7, School Board Guaranty, 5.125% due 6/15/20(b)	531,005
500,000	Multnomah-Clackamas County GO, Centennial School District No. 28-302, FGIC-School Board Guaranty, 5.000% due 6/15/21(b)	530,090
500,000	Northern Mariana Islands Commonwealth GO, 7.375% due 6/1/30(b)	539,110
500,000	Oregon State Department of Administrative Services, COP, AMBAC, 6.250% due 5/1/17(b)(d)	532,965
	Oregon State Department of Transportation Highway User Tax Revenue:
500,000	5.375% due 11/15/20(b)	528,450
1,000,000	5.500% due 11/15/20(b)	1,089,420
1,000,000	FGIC-School Board Guaranty, 5.500% due 11/15/18(b)	1,089,420
765,000	Oregon State Facilities Authority Revenue, FGIC, 5.000% due 10/1/34(b)	818,137
	Oregon State Health, Housing, Educational & Cultural Facilities Authority:
1,000,000	Linfield College Project, 6.625% due 10/1/20(b)	1,085,220

See Notes to Financial Statements.

6	Legg Mason Partners Oregon Municipals Fund 2008 Semi-Annual Report

LEGG MASON PARTNERS OREGON MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Pre-Refunded/Escrowed to Maturity — 27.8% continued
	Western St. Chiropractic, ACA:
$785,000	6.350% due 12/1/20(b)	$839,024
545,000	6.350% due 12/1/25(b)	582,507
500,000	Tillamook County GO, School District No. 9, FSA-School Board Guaranty, 5.250% due 6/15/22(b)	537,860
500,000	Tri-County Metropolitan Transportation District Revenue, 5.375% due 8/1/20(b)	524,905
	Umatilla County Hospital Facility Authority Revenue, Catholic Health Initiatives:
465,000	5.750% due 12/1/20(c)	490,101
285,000	5.500% due 3/1/22(c)	301,889
1,000,000	Virgin Islands Public Finance Authority Revenue, Gross Receipts Taxes Loan Notes, 6.500% due 10/1/24(b)	1,078,030
500,000	Washington County GO, Forest Grove School District No. 15, FSA-School Board Guaranty, 5.000% due 6/15/21(b)	530,090
1,135,000	Washington, Multnomah & Yamill County GO, School District No. 1J, MBIA, 5.125% due 6/1/17(b)	1,204,382
1,000,000	Yamhill County Hospital Authority, Friendsview Retirement Community, 7.000% due 12/1/34(b)	1,172,780
	Total Pre-Refunded/Escrowed to Maturity	24,282,513
	Resource Recovery — 2.1%
1,975,000	Wasco County, OR, Solid Waste Disposal Revenue, Waste Connections Inc. Project, 7.250% due 3/1/21(a)	1,854,091
	Special Tax — 3.9%
2,000,000	Keizer, OR, 5.200% due 6/1/31	1,788,440
2,000,000	Puerto Rico Sales Tax Financing, Corp. Sales Tax Revenue, 5.250% due 8/1/57	1,614,160
	Total Special Tax	3,402,600
	State General Obligation — 3.8%
	Oregon State GO:
1,250,000	4.700% due 12/1/41(a)	863,563
2,380,000	State Board of Higher Education, 5.000% due 8/1/31	2,256,002
170,000	Veterans Welfare, 5.700% due 10/1/32	164,446
	Total State General Obligation	3,284,011
	Transportation — 6.3%
3,400,000	Oregon State Department of Transportation, Highway User Tax Revenue, Refunding Senior Lien, 5.000% due 11/15/19	3,484,354
1,000,000	Port of Portland Airport Revenue, Portland International Airport, AMBAC, 5.500% due 7/1/18(a)	973,650
1,000,000	Tri City Metropolitan Transportation District Oregon Revenue, Refunding Ltd. Tax Pledge, FSA, 5.000% due 9/1/18	1,029,620
	Total Transportation	5,487,624

See Notes to Financial Statements.

Legg Mason Partners Oregon Municipals Fund 2008 Semi-Annual Report	7

Schedule of investments (unaudited) continued

October 31, 2008

LEGG MASON PARTNERS OREGON MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE
	Water & Sewer — 10.1%
$4,000,000	Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue, 5.125% due 7/1/47	$3,395,240
	Lane County, OR, Metropolitan Wastewater Management Commission Revenue, FGIC:
275,000	5.000% due 11/1/24	258,646
1,940,000	5.000% due 11/1/25	1,809,593
135,000	Port of Umatilla, OR, GO, Water Revenue, LOC-Bank of America, 6.650% due 8/1/22(a)	135,304
3,500,000	Portland, OR, Sewer Systems Revenue, 5.000% due 6/15/33	3,193,575
	Total Water & Sewer	8,792,358
	TOTAL INVESTMENTS — 97.0% (Cost — $90,336,930#)	84,729,986
	Other Assets in Excess of Liabilities — 3.0%	2,661,475
	TOTAL NET ASSETS — 100.0%	$87,391,461

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ACA	— AmericanCapital Assurance — Insured Bonds
AMBAC	— AmbacAssurance Corporation — Insured Bonds
CBI	— Certificateof Bond Insurance
COP	— Certificateof Participation
FGIC	— FinancialGuaranty Insurance Company — Insured Bonds
FSA	— FinancialSecurity Assurance — Insured Bonds
GNMA	— GovernmentNational Mortgage Association
GO	— GeneralObligation
HFA	— HousingFinance Authority
LOC	— Letterof Credit
MBIA	— MunicipalBond Investors Assurance Corporation — Insured Bonds
MFH	— Multi-FamilyHousing
PFA	— PublicFacilities Authority
Radian	— RadianAsset Assurance
XLCA	— XLCapital Assurance Inc. — Insured Bonds

See Notes to Financial Statements.

8	Legg Mason Partners Oregon Municipals Fund 2008 Semi-Annual Report

LEGG MASON PARTNERS OREGON MUNICIPALS FUND

RATINGS TABLE† (October 31, 2008) (unaudited)
S&P/Moody’s/Fitch‡
AAA/Aaa	26.4%
AA/Aa	33.7
A	13.9
BBB/Baa	17.9
CCC/Caa	0.3
NR	7.8
100.0%

†	As a percentage of total investments.

‡	S&P primary rating; Moody’s secondary, then Fitch.

See	pages 10 and 11 for definitions of ratings.

See Notes to Financial Statements.

Legg Mason Partners Oregon Municipals Fund 2008 Semi-Annual Report	9

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB	—	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B, CCC, CC and C	—	Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.
Aa	—	Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.
A	—	Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa	—	Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba	—	Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

10	Legg Mason Partners Oregon Municipals Fund 2008 Semi-Annual Report

B	—	Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB	—	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC

—	Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR

—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

Legg Mason Partners Oregon Municipals Fund 2008 Semi-Annual Report	11

Statement of assets and liabilities (unaudited)

October 31, 2008

ASSETS:
Investments, at value (Cost — $90,336,930)	$84,729,986
Cash	1,142,417
Interest receivable	1,563,603
Receivable for Fund shares sold	346,294
Receivable from broker — variation margin on open futures contracts	115,188
Prepaid expenses	2,356
Total Assets	87,899,844
LIABILITIES:
Payable for Fund shares repurchased	356,593
Distributions payable	38,210
Investment management fee payable	25,845
Distribution fees payable	24,599
Trustees’ fees payable	13,989
Accrued expenses	49,147
Total Liabilities	508,383
TOTAL NET ASSETS	$87,391,461
NET ASSETS:
Par value (Note 7)	$89
Paid-in capital in excess of par value	94,400,068
Undistributed net investment income	74,138
Accumulated net realized loss on investments and futures contracts	(1,974,575)
Net unrealized depreciation on investments and futures contracts	(5,108,259)
TOTAL NET ASSETS	$87,391,461
Shares Outstanding:
Class A	5,850,412
Class B	440,397
Class C	2,614,858
Class I	83,483
Net Asset Value:
Class A (and redemption price)	$9.74
Class B*	$9.68
Class C*	$9.69
Class I	$9.75
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$10.17

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within on year from purchase payment (See Note 3).

See Notes to Financial Statements.

12	Legg Mason Partners Oregon Municipals Fund 2008 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended October 31, 2008

INVESTMENT INCOME:
Interest	$2,282,633
EXPENSES:
Investment management fee (Note 3)	224,583
Distribution fees (Notes 3 and 5)	152,564
Shareholder reports (Note 5)	45,598
Audit and tax	11,062
Legal fees	4,127
Transfer agent fees (Note 5)	4,115
Insurance	2,092
Registration fees	1,384
Trustees’ fees	873
Custody fees	649
Miscellaneous expenses	2,190
Total Expenses	449,237
Less: Fee waivers and/or expense reimbursements (Notes 3 and 5)	(67,375)
Net Expenses	381,862
NET INVESTMENT INCOME	1,900,771
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 4):
Net Realized Loss From:
Investment transactions	(815,831)
Futures contracts	(242,637)
Net Realized Loss	(1,058,468)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(6,838,305)
Futures contracts	532,034
Change in Net Unrealized Appreciation/Depreciation	(6,306,271)
NET LOSS ON INVESTMENTS AND FUTURES CONTRACTS	(7,364,739)
DECREASE IN NET ASSETS FROM OPERATIONS	$(5,463,968)

See Notes to Financial Statements.

Legg Mason Partners Oregon Municipals Fund 2008 Semi-Annual Report	13

Statements of changes in net assets

FOR THE SIX MONTHS ENDED OCTOBER 31, 2008 (unaudited) AND THE YEAR ENDED APRIL 30, 2008	October 31	April 30
OPERATIONS:
Net investment income	$1,900,771	$2,912,219
Net realized gain (loss)	(1,058,468)	238,406
Change in net unrealized appreciation/depreciation	(6,306,271)	(1,678,442)
Increase (Decrease) in Net Assets From Operations	(5,463,968)	1,472,183
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(1,898,399)	(2,908,017)
Decrease in Net Assets From Distributions to Shareholders	(1,898,399)	(2,908,017)
FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	13,299,847	28,811,535
Reinvestment of distributions	1,322,525	1,759,397
Cost of shares repurchased	(7,337,169)	(10,155,254)
Increase in Net Assets From Fund Share Transactions	7,285,203	20,415,678
INCREASE (DECREASE) IN NET ASSETS	(77,164)	18,979,844
NET ASSETS:
Beginning of period	87,468,625	68,488,781
End of period*	$87,391,461	$87,468,625
* Includes undistributed net investment income of:	$74,138	$71,766

See Notes to Financial Statements.

14	Legg Mason Partners Oregon Municipals Fund 2008 Semi-Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED APRIL 30, UNLESS OTHERWISE NOTED:
CLASS A SHARES[1]	2008[2]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF PERIOD	$10.56	$10.74	$10.67	$10.65	$10.69	$10.70
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.23	0.44	0.46	0.47	0.48	0.52
Net realized and unrealized gain (loss)	(0.82)	(0.18)	0.07	0.00 [3]	(0.03)	(0.02)
Total income (loss) from operations	(0.59)	0.26	0.53	0.47	0.45	0.50
LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)	(0.44)	(0.46)	(0.45)	(0.49)	(0.51)
Total distributions	(0.23)	(0.44)	(0.46)	(0.45)	(0.49)	(0.51)
NET ASSET VALUE, END OF PERIOD	$9.74	$10.56	$10.74	$10.67	$10.65	$10.69
Total return[4]	(5.67)%	2.48%	5.03%	4.57%	4.31%	4.74%
NET ASSETS, END OF PERIOD (000s)	$56,967	$55,877	$43,399	$31,557	$31,560	$28,041
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.80%[5]	0.91%	0.93%[6]	0.96%	0.91%	0.89%
Net expenses[7]	0.65 [5]	0.76 [8]	0.78 [6]	0.81	0.75	0.74
Net investment income	4.44 [5]	4.13	4.25	4.42	4.51	4.82
PORTFOLIO TURNOVER RATE	13%	3%	11%	12%	11%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended October 31, 2008 (unaudited) .

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.92% and 0.77%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	There was no impact to the expense ratio as a result of fees paid indirectly.

See Notes to Financial Statements.

Legg Mason Partners Oregon Municipals Fund 2008 Semi-Annual Report	15

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED APRIL 30, UNLESS OTHERWISE NOTED:
CLASS B SHARES[1]	2008[2]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF PERIOD	$10.50	$10.68	$10.61	$10.59	$10.63	$10.63
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.20	0.37	0.40	0.41	0.42	0.46
Net realized and unrealized gain (loss)	(0.82)	(0.18)	0.06	0.00 [3]	(0.03)	(0.01)
Total income (loss) from operations	(0.62)	0.19	0.46	0.41	0.39	0.45
LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)	(0.37)	(0.39)	(0.39)	(0.43)	(0.45)
Total distributions	(0.20)	(0.37)	(0.39)	(0.39)	(0.43)	(0.45)
NET ASSET VALUE, END OF PERIOD	$9.68	$10.50	$10.68	$10.61	$10.59	$10.63
Total return[4]	(6.03)%	1.82%	4.44%	4.00%	3.75%	4.25%
NET ASSETS, END OF PERIOD (000s)	$4,263	$5,171	$5,741	$8,994	$10,903	$13,057
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.46%[5]	1.56%	1.49%[6]	1.53%	1.46%	1.42%
Net expenses[7]	1.31 [5]	1.41 [8]	1.33 [6]	1.37	1.30	1.27
Net investment income	3.77 [5]	3.51	3.70	3.85	3.96	4.29
PORTFOLIO TURNOVER RATE	13%	3%	11%	12%	11%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended October 31, 2008 (unaudited).

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.48% and 1.33%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	There was no impact to the expense ratio as a result of fees paid indirectly.

See Notes to Financial Statements.

16	Legg Mason Partners Oregon Municipals Fund 2008 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED APRIL 30, UNLESS OTHERWISE NOTED:
CLASS C SHARES[1]	2008[2]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF PERIOD	$10.51	$10.70	$10.62	$10.60	$10.64	$10.65
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.20	0.38	0.39	0.41	0.42	0.45
Net realized and unrealized gain (loss)	(0.82)	(0.19)	0.08	0.01	(0.03)	(0.01)
Total income (loss) from operations	(0.62)	0.19	0.47	0.42	0.39	0.44
LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)	(0.38)	(0.39)	(0.40)	(0.43)	(0.45)
Total distributions	(0.20)	(0.38)	(0.39)	(0.40)	(0.43)	(0.45)
NET ASSET VALUE, END OF PERIOD	$ 9.69	$10.51	$10.70	$10.62	$10.60	$10.64
Total return[3]	(5.98)%	1.81%	4.54%	4.01%	3.73%	4.15%
NET ASSETS, END OF PERIOD (000s)	$25,347	$25,993	$19,349	$15,625	$17,805	$11,669
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.36%[4]	1.46%	1.49%[5]	1.52%	1.45%	1.48%
Net expenses[6]	1.21 [4]	1.31 [7]	1.34 [5]	1.37	1.30	1.33
Net investment income	3.87 [4]	3.58	3.68	3.86	3.96	4.23
PORTFOLIO TURNOVER RATE	13%	3%	11%	12%	11%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended October 31, 2008 (unaudited).

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.48% and 1.33%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	There was no impact to the expense ratio as a result of fees paid indirectly.

See Notes to Financial Statements.

Legg Mason Partners Oregon Municipals Fund 2008 Semi-Annual Report	17

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED APRIL 30, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2008[2]	2008[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$10.57	$10.68
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.23	0.28
Net realized and unrealized loss	(0.81)	(0.11)
Total income (loss) from operations	(0.58)	0.17
LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)	(0.28)
Total distributions	(0.24)	(0.28)
NET ASSET VALUE, END OF PERIOD	$ 9.75	$10.57
Total return[4]	(5.63)%	1.63%
NET ASSETS, END OF PERIOD (000s)	$814	$428
RATIOS TO AVERAGE NET ASSETS:
Gross expenses[5]	0.74%	0.60%
Net expenses[5,6]	0.59	0.46 [7]
Net investment income[5]	4.48	4.28
PORTFOLIO TURNOVER RATE	13%	3%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended October 31, 2008 (unaudited).

[3]	For the period September 14, 2007 (inception date) to April 30, 2008.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	There was no impact to the expense ratio as a result of fees paid indirectly.

See Notes to Financial Statements.

18	Legg Mason Partners Oregon Municipals Fund 2008 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Partners Oregon Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Financial futures contracts. The Fund may enter into financial futures contracts to hedge against the economic impact of adverse changes in the market value of portfolio securities due to changes in interest rates, as a substitution for buying or selling securities or as a cash flow management technique. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(b) Fund concentration. Since the Fund invests primarily in obligations of issuers within Oregon, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Oregon.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The

Legg Mason Partners Oregon Municipals Fund 2008 Semi-Annual Report	19

Notes to financial statements (unaudited) continued

cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(f) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. If material, the amount is shown as a reduction of expenses on the Statement of Operations.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment valuation

Effective May 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair

20	Legg Mason Partners Oregon Municipals Fund 2008 Semi-Annual Report

value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	OCTOBER 31, 2008	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in Securities	$84,729,986	—	$84,729,986	—
Other Financial Instruments*	498,686	$498,686	—	—
Total	$85,228,672	$498,686	$84,729,986	—

*	Other financial instruments may include written options, futures, swaps and forward contracts.

3. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets up to $500 million and 0.48% of the Fund’s average daily net assets in excess of $500 million.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of

Legg Mason Partners Oregon Municipals Fund 2008 Semi-Annual Report	21

Notes to financial statements (unaudited) continued

the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

During the six months ended October 31, 2008, LMPFA waived a portion of its management fee in the amount of $67,375.

Effective January 1, 2008, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the Fund’s prospectus. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended October 31, 2008, LMIS and its affiliates received sales charges of approximately $12,000 on sales of the Fund’s Class A shares. In addition, for the six months ended October 31, 2008, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS B		CLASS C
CDSCs	0	*	$3,000

*	Amount represents less than $1,000.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change will have no effect on fees previously deferred. As of October 31, 2008, the Fund had accrued $8,963 as deferred compensation payable.

22	Legg Mason Partners Oregon Municipals Fund 2008 Semi-Annual Report

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

4. Investments

During the six months ended October 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$22,751,375
Sales	10,814,965

At October 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,770,697
Gross unrealized depreciation	(7,377,641)
Net unrealized depreciation	$(5,606,944)

At October 31, 2008, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN
Contracts to Sell:
U.S. Treasury 30-Year Bonds	97	12/08	$11,471,811	$10,973,125	$498,686

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended October 31, 2008, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$43,301	$2,156	$25,612
Class B	15,536	595	5,630
Class C	93,727	1,340	13,850
Class I	—	24	506
Total	$152,564	$4,115	$45,598

Legg Mason Partners Oregon Municipals Fund 2008 Semi-Annual Report	23

Notes to financial statements (unaudited) continued

For the year ended October 31, 2008, class specific waivers and/or reimbursements were as follows:

WAIVERS/ REIMBURSEMENTS
Class A	$43,292
Class B	3,590
Class C	20,091
Class I	402
Total	$67,375

6. Distributions to shareholders by class

	SIX MONTHS ENDED OCTOBER 31, 2008	YEAR ENDED APRIL 30, 2008
Net Investment Income
Class A	$1,279,295	$1,954,747
Class B	89,926	188,866
Class C	517,126	759,420
Class I*	12,052	4,984
Total	$1,898,399	$2,908,017

*	For the period September 14, 2007 (inception date) to April 30, 2008.

7. Shares of beneficial interest

At October 31, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	SIX MONTHS ENDED OCTOBER 31, 2008		YEAR ENDED APRIL 30, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	938,972	$9,788,255	1,733,157	$18,465,286
Shares issued on reinvestment	88,563	904,132	113,619	1,202,626
Shares repurchased	(469,773)	(4,798,302)	(593,508)	(6,263,406)
Net increase	557,762	$5,894,085	1,253,268	$13,404,506
Class B
Shares sold	14,488	$149,152	33,251	$350,842
Shares issued on reinvestment	5,830	59,029	9,132	96,201
Shares repurchased	(72,570)	(750,690)	(87,118)	(920,356)
Net decrease	(52,252)	$(542,509)	(44,735)	$(473,313)

24	Legg Mason Partners Oregon Municipals Fund 2008 Semi-Annual Report

	SIX MONTHS ENDED OCTOBER 31, 2008		YEAR ENDED APRIL 30, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class C
Shares sold	276,593	$2,877,334	903,847	$9,567,907
Shares issued on reinvestment	34,750	352,635	43,475	458,217
Shares repurchased	(169,680)	(1,730,435)	(283,160)	(2,971,492)
Net increase	141,663	$1,499,534	664,162	$7,054,632
Class I*
Shares sold	47,952	$485,106	40,219	$427,500
Shares issued on reinvestment	667	6,729	224	2,353
Shares repurchased	(5,579)	(57,742)	—	—
Net increase	43,040	$434,093	40,443	$429,853

*	For the period September 14, 2007 (inception date) to April 30, 2008.

8. Capital loss carryforward

On April 30, 2008, the Fund had a net capital loss carryforward of approximately $798,347 which expires on April 30, 2013. This amount will be available to offset like amounts of any future taxable gains.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and

Legg Mason Partners Oregon Municipals Fund 2008 Semi-Annual Report	25

Notes to financial statements (unaudited) continued

omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund and

26	Legg Mason Partners Oregon Municipals Fund 2008 Semi-Annual Report

other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Legg Mason Partners Oregon Municipals Fund 2008 Semi-Annual Report	27

Notes to financial statements (unaudited) continued

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filled in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting

28	Legg Mason Partners Oregon Municipals Fund 2008 Semi-Annual Report

procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

12. Recent accounting pronouncements

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

*  *  *

During September 2008, FASB Staff Position FAS 133-1 and FASB Interpretation 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding credit derivatives and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Fund’s financial statement disclosures.

Legg Mason Partners Oregon Municipals Fund 2008 Semi-Annual Report	29

Legg Mason Partners Oregon Municipals Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

PNC Global Investment Servicing
(formerly, PFPC Inc.)
4400 Computer Drive
Westborough,
Massachusetts 01581

Independent registered public accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

Legg Mason Partners Oregon Municipals Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS OREGON MUNICIPALS FUND

Legg Mason Partners Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Oregon Municipals Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2008 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0820 12/08 SR08-698

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: January 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: January 5, 2009

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: January 5, 2009